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                          VAN KAMPEN AMERICAN CAPITAL
                             GROWTH AND INCOME FUND
                   SUPPLEMENT DATED NOVEMBER 27, 1995, TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     The Fund invests primarily in income-producing equity securities, including common stocks and convertible securities. Investments are also made in non-convertible preferred stocks and debt securities. In addition, the Fund attempts to remain fully invested and diversified across many industries to attempt to achieve consistent performance.

     Since the Fund's commencement of investment operations on August 1, 1946, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect. 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, it's largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.

     From time to time marketing materials may provide a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.